UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2015

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 South Fiddler’s Green Circle, Suite 1400, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 220-0100

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 20, 2015, CIBER, Inc. (the “Company”) issued a press release relating to the CIBER Letter and the Notice of Withdrawal (each as defined below). A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 19, 2015, Lone Star Value Investors, LP (“Lone Star Value”) delivered a letter (the “Notice of Withdrawal”) to the Company pursuant to which Lone Star Value irrevocably withdrew the letter that Lone Star Value delivered to the Company on February 27, 2015 notifying the Company as to the nomination of three nominees (Richard K. Coleman, Jr., Robert G. Pearse and Joshua E. Schechter) for election to the Board of Directors (the “Board”) of the Company at the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”).

On April 19, 2015, simultaneously upon receipt of the Notice of Withdrawal, the Company delivered a letter (the “CIBER Letter”) to Lone Star Value pursuant to which, among other things, the Company agreed to (i) decrease the size of the Board from nine to eight seats by removing one existing seat from Class III and (ii) nominate and recommend Richard K. Coleman, Jr. and Mark Lewis for election as Class III directors at the Annual Meeting.

Copies of the Notice of Withdrawal and the CIBER Letter are attached hereto as Exhibit 99.2 and 99.3, respectively, and incorporated by reference herein. The foregoing descriptions of the Notice of Withdrawal and the CIBER Letter are qualified in its entity by reference to the full text of the Notice of Withdrawal and the CIBER Letter, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Ciber, Inc. dated April 20, 2015

99.2	Notice of Withdrawal of Lone Star Value Investors, LP, dated April 19, 2015

99.3	Letter from CIBER, Inc. to Lone Star Value Investors, LP, dated April 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIBER, INC.

Date: April 20, 2015	By:	/s/ Michael Boustridge
	Name:	Michael Boustridge
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

99.1	Press Release of Ciber, Inc. dated April 20, 2015

99.2	Notice of Withdrawal of Lone Star Value Investors, LP, dated April 19, 2015

99.3	Letter from CIBER, Inc. to Lone Star Value Investors, LP, dated April 19, 2015